Other Loss	12 Months Ended
Dec. 31, 2019
Other Income and Expenses [Abstract]
Other Loss
15. Other loss

	Year Ended December 31, 2019 $	Year Ended December 31, 2018 $	Year Ended December 31, 2017 $
Loss on bond repurchases (1)	(10,601)	(1,772)	—
Loss on lease extinguishment (2)	(1,417)	—	—
Tax indemnification guarantee liability (3)	—	(600)	(50,000)
Contingent liability (4)	—	—	(4,500)
Gain on sale / (write-down) of cost-accounted investment	—	—	1,250
Miscellaneous (loss) income	(2,457)	359	(731)
Other loss	(14,475)	(2,013)	(53,981)

(1)
In May 2019, the Company completed a cash tender offer and purchased $460.9 million in aggregate principal amount of the 2020 Notes and issued $250.0 million in aggregate principal amount of 9.25% senior secured notes at par due November 2022. The Company recognized a loss of $10.6 million on the purchase of the 2020 Notes for the year ended December 31, 2019 (see Note 9).

(2)
During September 2019, Teekay LNG refinanced the Torben Spirit by acquiring the Torben Spirit from its original Lessor and then selling the vessel to another Lessor and leasing it back for a period of 7.5 years. As a result of this refinancing transaction, the Partnership recognized a loss of $1.4 million for the year ended December 31, 2019 on the extinguishment of the original finance lease (see Note 11).

(3)
Following the termination of the finance lease arrangements for the RasGas II LNG Carriers in 2014, the lessor made a determination that additional rentals were due under the leases following a challenge by the UK taxing authority. As a result, in 2017 the Teekay Nakilat Joint Venture recognized an additional liability, which was included as part of other loss in the Company's consolidated statements of loss.

(4)
Related to settlements and accruals made prior to September 2017 as a result of claims and potential claims made against Logitel Offshore Holding AS (or Logitel), a company acquired by Altera in 2014. Altera was deconsolidated in September 2017 (see Note 4).